PROSPECTUS|  MAY 1, 2002
                                              AS SUPPLEMENTED ON AUGUST 28, 2002





                                                                     The Strong
                                                              Retirement Equity
                                                                          Funds

                                                                        CLASS K



                                                      [PICTURE OF MAN]










          Strong Advisor U.S. Value Fund
          Strong Dividend Income Fund
          Strong Growth and Income Fund

                                                          STRONG [STRONG LOGO]


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

What are the funds' objectives?                                                1

What are the funds' principal investment strategies?                           1

What are the main risks of investing in the funds?                             3

What are the funds' fees and expenses?                                        10

Who are the funds' investment advisor and portfolio managers?                 11

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW                                   14

Comparing the Funds                                                           14

Financial Highlights                                                          15

YOUR ACCOUNT

Share Price                                                                   19

Qualified Investors                                                           20

Buying Shares                                                                 20

Selling Shares                                                                21

Account Services                                                              21

Additional Policies                                                           22

Distributions                                                                 23

Taxes                                                                         23

Reserved Rights                                                               25

For More Information                                                  Back Cover

IN THIS PROSPECTUS, "WE" OR "US" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS AND STRONG ADVISOR FUNDS, OR STRONG INVESTOR SERVICES INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS AND STRONG ADVISOR FUNDS.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?

The STRONG ADVISOR U.S. VALUE FUND seeks total return by investing for both income and capital growth.

The STRONG DIVIDEND INCOME FUND (formerly, the Strong American Utilities Fund) seeks total return by investing for both income and capital growth.

The STRONG GROWTH AND INCOME FUND seeks high total return by investing for capital growth and income.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The ADVISOR U.S. VALUE FUND invests, under normal conditions, at least 80% of its net assets in stocks of U.S. companies that the fund's manager believes are undervalued relative to their intrinsic value as determined by discounted cash flows, earnings, and asset value. The manager's philosophy is that improving returns on invested capital drives improving valuations. The manager selects securities by screening for undervalued securities and utilizing fundamental analysis such as management interviews and financial statement analysis to select those securities with improving returns on capital. The manager may use a risk management tool to attempt to limit the difference between the fund's return and the return of a style-specific benchmark. The manager may sell a holding when its fundamental qualities deteriorate. The fund may use derivatives to attempt to manage market or business risk or to seek to enhance the fund's return.

The DIVIDEND INCOME FUND invests, under normal conditions, at least 80% of its total assets in large-capitalization, dividend-paying, common stocks. Consequently, a substantial portion of the fund's total return may come from dividend income. To select investments for the fund, the managers focus on companies that are expected to grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently, but offer prospects for capital growth and future dividend payments. The managers specifically look for companies with good future prospects and whose current stock prices are undervalued relative to the general market (E.G., based on earnings, cash flow, or asset value), the industry average, or the company's historical valuation based on earnings, cash flow, book value, or dividends. The fund may invest up to 25% of its net assets in the public utility sector. The fund may also invest up to 20% of its net assets in foreign securities. The managers may sell a holding when there is a fundamental change in the outlook for the company (E.G., a change in management or reduction in earnings) or to take advantage of a better investment opportunity. The fund may use derivatives to attempt to manage market or business risk or to seek to enhance the fund's return.

The GROWTH AND INCOME FUND, under normal conditions, focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The fund may also invest up to 25% of its net assets in foreign-based companies, primarily through American Depositary Receipts (ADRs). The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager utilizes fundamental analysis such as management interviews and financial statement analysis. In addition, quantitative analysis is utilized to screen for undervalued securities, improving returns, and earnings growth. The manager may sell a holding when its fundamental qualities deteriorate. In addition, the fund may utilize an active trading approach.

The managers of each fund may invest up to 100% of the fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the fund earning a lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the funds may not achieve their investment objectives.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

STOCK RISKS: The major risks of each fund are those of investing in the stock market. This means the funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE TRADING RISK: The GROWTH AND INCOME FUND may utilize an active trading approach. This approach may increase the fund's costs and reduce the fund's performance.

DERIVATIVES RISK: The use of derivatives, such as futures and options, presents a significant risk for all the funds. Futures are agreements for the future purchase or sale of an underlying financial instrument at a specified price on a specified date. When writing put and call options, the fund receives fees for writing the option but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. To the extent required, the fund will cover the financial exposure created by writing put and call options either by using offsetting options or futures or designating liquid assets on its books and records. When purchasing options, the fund is exposed to the potential loss of principal. The use of derivatives may not always be a successful hedge and using them could lower a fund's return.

FOREIGN SECURITIES RISKS: Each fund may invest in foreign securities. Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

GROWTH- AND VALUE-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The GROWTH AND INCOME FUND invests in growth-and value-style stocks and the ADVISOR U.S. VALUE FUND and the DIVIDEND INCOME FUND invest primarily in value-style stocks, The fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the funds' managers or may decline even further if (1) other investors fail to recognize the company's value, or (2) other investors favor investing in faster-growing companies, or
(3) the factors that the managers believe will increase the price do not occur.

MANAGEMENT RISK: Each fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by each fund's managers will produce the desired results.

NOT INSURED RISK: An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

PUBLIC UTILITY SECTOR RISK: The DIVIDEND INCOME FUND may invest a portion of its assets in the public utility sector. Investing in securities of issuers in the public utility sector subjects the fund to the risk that those securities will under perform the market as a whole. To the extent that the fund's investments are invested in a particular economic sector, the fund is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting that economic sector. The prices of securities in the public utility sector may fluctuate widely due to government regulation, the effect of interest rates on capital financing, competitive pressures due to deregulation in the public utility sector, supply and demand for services, increased sensitivity to the cost of natural resources required for energy production, and environmental factors such as conservation of natural resources or pollution control.

The funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The funds are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE
Each of the funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Class K shares of each fund are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. The Class K shares, which are not subject to a sales charge or distribution fee, are available only to certain types of investors (see "Qualified Investors").

FUND PERFORMANCE
The following return information illustrates how the performance of the Class K shares of the funds can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the past performance of the funds, before and after taxes, does not represent how the funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

The Class K shares of each fund were first offered on December 31, 2001. The performance results for the ADVISOR U.S. VALUE FUND'S Class K shares are based on the historical performance of the fund's Class Z (formerly Investor Class) shares from inception of the fund up to December 30, 2001. The performance results for the DIVIDEND INCOME FUND'S Class K shares, are based on the historical performance of the fund's Investor Class shares, under its previous investment strategy (I.E. to primarily invest in U.S. public utility companies) from inception of the fund up to December 8, 2001, and on the current investment strategy from December 8, 2001 to December 30, 2001. The performance results for the GROWTH AND INCOME FUND'S Class K shares are based on the historical performance of the fund's Investor Class shares from the inception of the fund up to December 30, 2001. The Class Z and Investor Class shares of the funds, which are not offered by this prospectus, achieved performance results that are lower than those that are expected to be achieved by the Class K shares. This is because the Class Z and Investor Class shares are invested in the same portfolio of securities and the only difference between those classes of shares and Class K shares relates to the difference in the fees and expenses of each class of shares, which are higher for the Class Z and Investor Class shares.

CALENDAR YEAR TOTAL RETURNS

   ----------------------------------------------------------
                   Dividend     Growth and    Advisor U.S.
   Year            Income(1)    Income        Value
   ----------------------------------------------------------
   1994            -2.6%
   ----------------------------------------------------------
   1995            37.0%
   ----------------------------------------------------------
   1996             8.4%        31.9%        28.1%
   ----------------------------------------------------------
   1997            27.6%        30.4%        31.3%
   ----------------------------------------------------------
   1998            20.3%        33.0%        22.6%
   ----------------------------------------------------------
   1999             0.6%        32.2%        15.0%
   ----------------------------------------------------------
   2000            27.3%       -10.3%        -1.7%
   ----------------------------------------------------------
   2001           -11.2%       -20.1%       -11.7%
   ----------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------
Advisor U.S. Value                    20.0% (4th Q 1998)                   -12.1% (3rd Q 2001)
Dividend Income(1)                    15.9% (3rd Q 2000)                    -7.0% (1st Q 1999)
Growth and Income                     23.4% (4th Q 1998)                   -17.8% (1st Q 2001)

(1) THE CALENDAR YEAR TOTAL RETURNS AND QUARTERLY RETURNS PRIOR TO DECEMBER 8, 2001 ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S INVESTOR CLASS SHARES UNDER ITS PREVIOUS INVESTMENT STRATEGY (I.E. TO PRIMARILY INVEST IN U.S. PUBLIC UTILITY COMPANIES).

AVERAGE ANNUAL TOTAL RETURNS

                                                                       AS OF 12-31-01
----------------------------------------------------- ----------------- ----------------- ----------------------------
FUND/INDEX                                            1-YEAR            5-YEAR            SINCE FUND INCEPTION(1)
----------------------------------------------------- ----------------- ----------------- ----------------------------
ADVISOR U.S. VALUE
----------------------------------------------------- ----------------- ----------------- ----------------------------
      Return Before Taxes                             -11.72%           9.96%              12.78%
----------------------------------------------------- ----------------- ----------------- ----------------------------
      Return After Taxes on Distributions             -12.17%           9.11%              11.95%
----------------------------------------------------- ----------------- ----------------- ----------------------------
      Return After Taxes on  Distributions  and Sale   -6.90%(2)        7.92%              10.41%
      of Fund Shares
----------------------------------------------------- ----------------- ----------------- ----------------------------
  S&P 500 Index  (reflects no  deductions  for fees,  -11.88%          10.70%              12.65%
      expenses, or taxes)(3)
----------------------------------------------------- ----------------- ----------------- ----------------------------
  Lipper  Large-Cap  Value Funds Index  (reflects no   -8.58%           9.42%              11.28%
      deductions for fees, expenses, or taxes)(4)
----------------------------------------------------- ----------------- ----------------- ----------------------------
  DIVIDEND INCOME(5)
----------------------------------------------------- ----------------- ----------------- ----------------------------
      Return Before Taxes                             -11.20%          11.79%              12.08%
----------------------------------------------------- ----------------- ----------------- ----------------------------
      Return After Taxes on Distributions             -11.97%           9.53%               9.86%
----------------------------------------------------- ----------------- ----------------- ----------------------------
      Return After Taxes on  Distributions  and Sale   -6.81%(2)        8.95%               9.20%
      of Fund Shares
----------------------------------------------------- ----------------- ----------------- ----------------------------
  S&P 500 Index  (reflects no  deductions  for fees,  -11.88%          10.70%              13.75%
      expenses, or taxes)(3)
----------------------------------------------------- ----------------- ----------------- ----------------------------
  Lipper  Equity  Income  Funds Index  (reflects  no   -5.20%           7.32%              10.98%
      deductions for fees, expenses, or taxes)(4)
----------------------------------------------------- ----------------- ----------------- ----------------------------
  GROWTH AND INCOME
----------------------------------------------------- ----------------- ----------------- ----------------------------
      Return Before Taxes                             -20.06%          10.46%              13.76%
----------------------------------------------------- ----------------- ----------------- ----------------------------
      Return After Taxes on Distributions             -20.06%           9.99%              13.31%
----------------------------------------------------- ----------------- ----------------- ----------------------------
      Return After Taxes on  Distributions  and Sale  -12.22%(2)        8.44%              11.39%
      of Fund Shares
----------------------------------------------------- ----------------- ----------------- ----------------------------
  S&P 500 Index  (reflects no  deductions  for fees,  -11.88%          10.70%              12.65%
      expenses, or taxes)(3)
----------------------------------------------------- ----------------- ----------------- ----------------------------
  Lipper  Large-Cap  Core Funds Index  (reflects  no  -12.83%           9.59%              11.24%
      deductions for fees, expenses, or taxes)(4)
----------------------------------------------------- ----------------- ----------------- ----------------------------

(1) THE ADVISOR U.S. VALUE FUND, DIVIDEND INCOME FUND, AND THE GROWTH AND INCOME FUND COMMENCED OPERATIONS ON DECEMBER 29, 1995, JULY 1, 1993, AND DECEMBER 29, 1995, RESPECTIVELY, AND FIRST OFFERED CLASS K SHARES ON DECEMBER 31, 2001.
(2) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(3) THE S&P COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.
(4) THE LIPPER LARGE-CAP VALUE FUNDS INDEX, THE LIPPER EQUITY INCOME FUNDS INDEX, AND THE LIPPER LARGE-CAP CORE FUNDS INDEX ARE EQUALLY WEIGHTED PERFORMANCE INDICES OF THE LARGEST QUALIFYING FUNDS IN THEIR RESPECTIVE LIPPER CATEGORIES.
(5) THE AVERAGE ANNUAL TOTAL RETURNS PRIOR TO DECEMBER 8, 2001 ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S INVESTOR CLASS SHARES UNDER ITS PREVIOUS INVESTMENT STRATEGY (I.E. TO PRIMARILY INVEST IN U.S. PUBLIC UTILITY COMPANIES).

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Class K shares of each fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the funds are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

The Annual Fund Operating Expenses table shown below is based on estimated amounts to be incurred during the fund's fiscal period ending December 31, 2002. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENT OF AVERAGE NET ASSETS)

                                                                          TOTAL ANNUAL FUND
FUND                         MANAGEMENT FEES       OTHER EXPENSES(2)      OPERATING EXPENSES
---------------------------- --------------------- ---------------------- ------------------------
Advisor U.S. Value           0.55%                 0.30%                     0.85% (3)
Dividend Income(1)           0.70%                 0.29%                     0.99%(3)
Growth and Income            0.55%                 0.25%                     0.80%(3)

(1) THE FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE WHEN FUND ASSETS REACH A DESIGNATED LEVEL.
(2)  BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(3) STRONG HAS CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES UNTIL MAY 1, 2003 TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AT NO MORE THAN 0.99%. THE STRONG DIVIDEND INCOME FUND'S ESTIMATED TOTAL ANNUAL FUND OPERATING EXPENSES OF 0.99% DO NOT INCLUDE ANY WAIVERS OR ABSORPTIONS.

EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                                   1 YEAR           3 YEARS         5 YEARS         10 YEARS
------------------------------------------------------ ---------------- --------------- --------------- -------------
Advisor U.S. Value                                     $87              $271            $471            $1,049
Dividend Income                                        $101             $315            $547            $1,213
Growth and Income                                      $82              $255            $444            $990

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of July 31, 2002, of over $40 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

As compensation for its advisory services, each fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that fund.

                                          FOR ASSETS UNDER         FOR THE NEXT              FOR ASSETS
FUND                                      $4 BILLION               $2 BILLION ASSETS         $6 BILLION AND ABOVE
----------------------------------------- ------------------------ ------------------------- -----------------------
Advisor U.S. Value                                   0.55%                  0.55%               0.55%
Dividend Income Fund                                 0.70%                  0.675%              0.65%
Growth and Income Fund                               0.55%                  0.55%               0.55%

SUBADVISOR FOR DIVIDEND INCOME FUND. W.H. Reaves & Co., Inc. (Reaves) is the subadvisor for the DIVIDEND INCOME FUND under an agreement with Strong. Under this agreement and under the supervision of the fund's Board of Directors and Strong, Reaves provides a continuous investment program for the fund. This means Reaves selects the securities the fund buys and sells. However, Strong manages the fund's cash. Reaves began conducting business in 1961 and had over $1 billion under management as of February 28, 2002. Since 1977, its principal business has been providing continuous investment supervision to institutional investors such as corporations, corporate pension funds, employee savings plans, foundations, and endowments. Reaves may also act as a broker for the DIVIDEND INCOME FUND. Reaves' address is 10 Exchange Place, Jersey City, NJ 07302.

The following individuals are the funds' portfolio managers.

ROBERT J. COSTOMIRIS manages the ADVISOR U.S. VALUE FUND. Mr. Costomiris joined Strong in April 2001 and is a Chartered Financial Analyst. He has managed the fund since October 2001. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant Inc. From December 1993 to April 1997, Mr. Costomiris was a senior investment consultant at Hewitt Associates LLC, a management consulting firm. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration in finance and accounting at the University of Chicago Graduate School of Business in 1995.

WILLIAM A. FERER co-manages the DIVIDEND INCOME FUND and has been a Portfolio Manager and analyst for Reaves since 1987. He has co-managed the DIVIDEND INCOME FUND since its inception in July 1993. He was a vice president of Reaves from 1987 to November 1997 and has been an executive vice president of Reaves since November 1997. He has worked as a securities analyst since 1971.

MARK D. LUFTIG co-manages the DIVIDEND INCOME FUND. Mr. Luftig has co-managed the DIVIDEND INCOME FUND and has been an analyst of Reaves since January 1995. Mr. Luftig was a vice president of Reaves from January 1995 to November 1997 and has been an executive vice president of Reaves since November 1997. Prior to joining Reaves, Mr. Luftig was employed by Kemper Securities, Inc. where he was senior vice president from 1992 to 1994, and executive vice president and director of equity research, from 1994 to January 1995. From 1989 to 1992, Mr. Luftig was the vice president of the National Economic Research Associates, Inc. From 1975 until 1989, he worked at Salomon Brothers Inc as a director-research.

RIMAS M. MILAITIS manages the GROWTH AND INCOME FUND. He joined Strong as a Portfolio Manager in December 1995. He has managed the GROWTH AND INCOME FUND since its inception in December 1995. From March 1992 to December 1995, Mr. Milaitis managed several conservative equity portfolios that invested in stocks and bonds at Aon Advisors, Inc. (AAI). From March 1990 to March 1992, he served as an equity trader/analyst to AAI. From March 1987 to March 1990, he was an equity portfolio assistant to the Illinois State Board of Investment. Mr. Milaitis received his bachelor's degree in economics from Illinois State University in 1984 and his master's of business administration in finance from DePaul University in 1991.

WILLIAM H. REAVES is the senior co-manager of the DIVIDEND INCOME FUND and has co-managed the DIVIDEND INCOME FUND since its inception in July 1993. He has been the president, chief investment officer, Portfolio Manager, and utilities analyst of Reaves since 1961. He has worked as a utilities analyst since 1946.

RONALD J. SORENSON co-manages the DIVIDEND INCOME FUND and has been a vice president and Portfolio Manager of Reaves since 1991. He has co-managed the DIVIDEND INCOME FUND since its inception in July 1993. For three years prior to that, he was a partner and portfolio manager of PVF Inc., an investment advisory firm. For two years prior to that, Mr. Sorenson was the chairman of the board and chairman of the investment committee of The American Life Insurance Company of New York. Mr. Sorenson has acted as president of RWS Energy Services, chief financial officer of Emerging Market Services A.G., controller of Triad Holding Corporation S.A., and was a C.P.A. for Arthur Young & Co.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Each fund may participate in the initial public offering (IPO) market. However, a fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, a fund may sell its IPO investments soon after buying them, which may results in higher trading costs and adverse tax consequences. When a fund is small, profitable IPOs may greatly increase the fund's total returns, but the fund is not likely to achieve the same level of performance when it grows larger.

The fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the fund to exceed or fall short of the Percentage Restriction. If this happens, the fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

COMPARING THE FUNDS

The  following  will  help  you   distinguish  the  funds  and  determine  their
suitability for your investment needs:

                          EQUITY           BOND              FOREIGN
FUND                      RANGE            RANGE             RANGE           FOCUS
------------------------- ---------------- ----------------- --------------- -----------------------------------------
Advisor U.S. Value        80 to 100%       0 to 20%          0 to 10%        Domestic value stocks
------------------------- ---------------- ----------------- --------------- -----------------------------------------
Dividend Income           80 to 100%       0 to 20%          0 to 20%        Large   cap,   dividend-paying,   common
                                                                             stocks
------------------------- ---------------- ----------------- --------------- -----------------------------------------
Growth and Income         65 to 100%       0 to 35%          0 to 25%        Dividend-paying and growth stocks

FINANCIAL HIGHLIGHTS

This  information  describes  investment  performance  of the ADVISOR U.S. VALUE
FUND'S Class Z shares and the DIVIDEND INCOME and GROWTH AND INCOME FUNDS' Investor Class shares for the periods through December 31, 2001 and investment performance of the Class K shares of the funds for June 30, 2002. Effective December 8, 2001, the DIVIDEND INCOME FUND, formerly the American Utilities Fund, changed its investment strategy and certain fundamental investment policies, and effective December 14, 2001, its name. The performance shown for the DIVIDEND INCOME FUND is based on the historical performance of the fund under its previous investment strategy (I.E., to primarily invest in U.S. public utility companies) from the inception of the fund up to December 8, 2001. Certain information reflects financial results for a single Class Z, Investor Class, or Class K share outstanding for the entire period. "Total Return" shows how much an investment in the Class Z, Investor Class, or Class K shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The Class Z and Investor Class are not offered by this prospectus. The June 30, 2002 Class K share figures are unaudited. The figures through December 31, 2001 have been audited by
PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.



STRONG  ADVISOR U.S. VALUE FUND
-------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                    June 30,   Dec. 31   Dec. 31   Oct. 31   Oct. 31    Oct. 31
SELECTED PER-SHARE DATA (A)                                          2002       2001      2000(b)   2000      1999       1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $17.87     $20.65     $21.63   $20.58     $17.20     $15.84
Income From Investment Operations:
   Net Investment Income                                              0.09       0.11      0.03      0.05       0.06       0.11
   Net Realized and Unrealized Losses on Investments                 (0.97)     (2.53)    (0.52)     1.53       3.39       2.05
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  (0.88)     (2.42)    (0.49)     1.58       3.45       2.16
Less Distributions:
   From Net Investment Income                                        (0.04)     (0.11)    (0.03)    (0.05)     (0.07)     (0.11)
   From Net Realized Gains                                           (1.36)     (0.25)    (0.46)    (0.48)       --       (0.64)
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                               (1.40)     (0.36)    (0.49)    (0.53)     (0.80)     (0.13)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $15.59      $17.87   $20.65    $21.63     $20.58     $17.20
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                      -5.7%      -11.7%     -2.2%    +7.7%     +20.1%     +14.2%
   Net Assets, End of Period (In Millions)                           $0(c)       $186       $251    $252       $182       $171
   Ratio of Expenses to Average Net Assets Before Expense Offsets     1.1%*       1.2%      1.1%     1.0%       1.1%       1.1%
   Ratio of Expenses to Average Net Assets                            0.8%*       1.2%      1.1%     1.0%       1.1%       1.1%
   Ratio of Net Investment Income to Average Net Assets               1.1%*       0.6%      0.8%     0.3%       0.3%       0.7%
   Portfolio Turnover Rate(d)                                        48.7%      116.1%     14.4%    46.5%      32.3%      83.2%


* Calculated on an annualized  basis.

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  In 2000, the fund changes its fiscal year-end from October to December.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



STRONG DIVIDEND INCOME FUND
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------

SELECTED PER-SHARE DATA(A)                                        June 30,   Dec. 31   Dec. 31   Oct. 31   Oct. 31    Oct. 31
                                                                  2002       2001      2000(b)   2000      1999       1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $15.19      $17.49    $17.31    $17.18     $16.31    $13.97
Income From Investment Operations:
   Net Investment Income                                            0.09        0.35      0.07      0.37       0.37      0.35
   Net Realized and Unrealized Losses on Investments               (1.06)      (2.30)     1.01      1.88       1.52      3.12
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                (0.97)      (1.95)     1.08      2.25       1.89      3.47
Less Distributions:
   From Net Investment Income                                      (0.10)      (0.35)    (0.08)    (0.36)     (0.41)    (0.37)
   From Net Realized Gains                                         (0.25)        --      (0.82)    (1.76)     (0.61)    (0.76)
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.35)       (0.35)   (0.90)    (2.12)     (1.02)    (1.13)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $13.87        $15.19  $17.49    $17.31     $17.18    $16.31
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                    -6.5%        -11.2%   +6.6%    +15.4%     +11.8%    +25.7%
   Net Assets, End of Period (In Millions)                          $0(c)       $234     $298      $260       $245      $214
   Ratio of Expenses to Average Net Assets Before Expense Offsets   1.2%        1.1%      1.0%      1.0%       1.0%      1.0%
   Ratio of Expenses to Average Net Assets                          1.0%        1.1%      1.0%      1.0%       1.0%      1.0%
   Ratio of Net Investment Income to Average Net Assets             1.3%        2.1%      2.5%      2.3%       2.2%      2.4%
   Portfolio Turnover Rate                                         70.6%        76.9%     7.0%    106.8%      74.9%     69.0%
---------------------------------------------------------------------------------------------------------------------------------

   * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  In 2000, the fund changed its fiscal year-end from October to December.
(c)  Amount is less than $500,000.








STRONG GROWTH AND INCOME FUND
-------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                June 30,      Dec. 31   Dec. 31   Oct. 31   Oct. 31    Oct. 31
SELECTED PER-SHARE DATA (A)                                      2002          2001      2000(b)   2000      1999       1998
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $20.28       $25.37    $28.34    $25.26    $18.73    $16.35
Income From Investment Operations:
   Net Investment Income (Loss)                                    0.05        (0.02)    (0.00)(c) (0.09)    (0.03)     0.03
   Net Realized and Unrealized Gains (Losses) on Investments      (2.63)       (5.07)    (2.65)     3.19      6.56      3.07
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               (2.58)       (5.09)    (2.65)     3.10      6.53      3.10
Less Distributions:
   From Net Investment Income                                     (0.04)         --        --        --      (0.00)(c) (0.03)
   From Net Realized Gains                                          --           --      (0.32)    (0.02)     --       (0.62)
   In Excess of Realized Gains                                      --           --        --        --       --       (0.07)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.04)         --      (0.32)    (0.02)    (0.00)(c) (0.72)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $17.66       $20.28    $25.37    $28.34    $25.26    $18.73
---------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
   Total Return                                                  -12.8%       -20.1%     -9.3%    +12.3%    +34.9%    +19.7%
   Net Assets, End of Period (In Millions)                         $0(d)       $886     $1,109    $1,228     $861      $399
   Ratio of Expenses to Average Net Assets Before Expense Offsets  1.1%*        1.3%      1.1%*     1.1%      1.1%      1.1%
   Ratio of Expenses to Average Net Assets                         1.0%*        1.3%      1.1%*     1.1%      1.1%      1.1%
   Ratio of Net Investment Income (Loss) to Average Net Assets     0.4%*       (0.1%)    (0.0%)*(c)(0.4%)    (0.1%)     0.1%
   Portfolio Turnover Rate(e)                                     94.6%       171.9%     23.3%    122.0%     52.3%    107.5%

   * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  In 2000, the fund changed its fiscal year-end from October to December.
(c)  Amount calculated is les that $0.005 or 0.05%
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.




YOUR ACCOUNT

SHARE PRICE

Your transaction price for buying, selling, or exchanging shares of the funds or specific classes of the funds is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in a fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board of Directors of the Strong Funds. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method of valuation used.

((Side Box))
-------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing net assets attributable to the class of shares (the value of the investments, cash, and other assets attributable to the class of shares minus the fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.
-------------------------------------------------------------------------------

FOREIGN SECURITIES
Some of a fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, a fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV.

QUALIFIED INVESTORS

The following types of investors may qualify to purchase Class K shares of the funds:

o Employer-sponsored retirement plans, and indirectly, their participants, for which we or the fund's distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services;

o Any accounts in a fee-based advisory program managed by us including, but not limited to, the Strong Advisor and the Strong Private Client Programs;

o    Any Strong fund of funds structure such as Strong Life Stage Series,  Inc.;
     and

o Internal Revenue Code Section 529 plan accounts for which we provide investment management services.

BUYING SHARES

BUYING INSTRUCTIONS

You may buy shares only through your retirement plan sponsor. Please refer to your plan documents for information on how to invest in each fund.

EXCHANGE OPTION
You may exchange your shares of the fund for shares of another fund offered by the retirement plan. You may make an exchange by calling Strong Retirement Plan Services at 1-888-405-4015 or by accessing your account on our web site at WWW.STRONG.COM. See the "Account Services" section for more information. Please obtain and read the appropriate prospectus before investing in any of the funds. Remember, an exchange of shares of one fund for those of another fund, is considered a sale and a purchase of fund shares for several purposes, including tax purposes, and may result in a capital gain or loss. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.

SELLING SHARES

You may sell (also called redeem) some or all of your shares in your retirement plan account.

SELLING INSTRUCTIONS
You may sell shares only through your retirement plan at 1-888-405-4015 or by accessing your account on our web site at WWW.STRONG.COM. See the "Account Services" section for more information.

ACCOUNT SERVICES

STRONG PHONECONNECTSM AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access account information, by calling 1-888-405-4015. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's account information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

STRONG NETDIRECT(R)
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Strong netDirect(R) allows you to view account history, account balances, and recent dividend activity. You may also update your mailing address. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use Strong netDirect(R) at WWW.STRONG.COM.

ADDITIONAL POLICIES

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these factors.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong PhoneConnectSM and Strong netDirect(R)
passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider using Strong PhoneConnectSM, our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong netDirect(R), at WWW.STRONG.COM. Please remember that you must have registered to redeem shares through Strong PhoneConnectSM or Strong netDirect(R).

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY
To the extent they are available, each fund generally pays you dividends from net investment income quarterly and distributes any net capital gains that it realizes annually. There is no fixed dividend rate, and there can be no assurance that a fund will pay any dividends or realize any capital gains.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable.

TAXES

The following tax information may be applicable depending on the features of your qualified plan. For further information, please contact your tax advisor. Generally, for investments in a qualified plan, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.

TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital will generally reduce the cost basis of your shares. It may also be treated as a sale of your shares.

BACKUP WITHHOLDING
By law, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.
((Side Box))
-------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as a 401(k), YOU MAY WANT TO AVOID:
o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.
-------------------------------------------------------

TAX CONSIDERATIONS RELATED TO THE DIVIDEND INCOME FUND
Effective December 8, 2001, the DIVIDEND INCOME FUND, formerly the American Utilities Fund, changed its investment strategy and certain fundamental investment policies. The fund's investment strategy was changed from a non-diversified fund investing primarily in public utility companies to a diversified fund investing primarily in large capitalization, dividend-paying common stocks of companies in any industry. We attempted to transition the fund to its new investment strategy in a manner that minimizes the tax impact to shareholders. Although we currently believe that there will be no substantial additional tax impact resulting from this transition, there can be no guarantee regarding the potential tax impact to shareholders.

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone, facsimile, and redemption privileges, for any reason.

o Reject any purchase request for any reason including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts, if any.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, to excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.

o Close any account that does not meet minimum investment requirements, if any. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum, if any, at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                        BY OVERNIGHT DELIVERY
1-888-405-4015                             Strong Retirement Plan Services
                                                      100 Heritage Reserve
BY MAIL                                           Menomonee Falls, WI 53051
Strong Retirement Plan Services
P.O. Box 2936
Milwaukee, WI 53201-2936

ON THE INTERNET  View online or download documents:
Strong Funds:  WWW.STRONG.COM
SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.

Strong Advisor U.S. Value Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-7656
Strong Divided Income Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-7656
Strong Growth and Income Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-7656